Michele Drummey Vice President and Assistant General Counsel Empower Annuity Insurance Company 280 Trumbull Street Hartford, CT 06103

December 4, 2024

U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Re:	EAIC Variable Contract Account A
(File No. 811-21988)

Empower Retirement Security Annuity III
(File No. 333-170345)

Dear Commissioners:

On behalf of Empower Annuity Insurance Company (“Empower”) and the EAIC Variable Contract Account A (the “Account”), please accept this information concerning the filing of the annual report made with the Securities and Exchange Commission (the “Commission”) by the underlying mutual fund portfolio within this group variable annuity. Pursuant to Rule 30d-1 of the Investment Company Act of 1940 (the “Act”), the investment company listed below filed a report on Form N-CSR with the Commission. Pursuant to Rule 30e-2(a) of the Act, the Account transmitted that fund report to its shareholders of record. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act. We hereby incorporate by reference the following annual report with respect to the portfolio specified below:

Investment Company	1940 Act Registration No.
Prudential Investment Portfolios, Inc.	811-07343

If you have any questions regarding this filing, please contact me at Michele.Drummey@empower.com.

Sincerely,

/s/ Michele Drummey
Michele Drummey
Vice President and Assistant General Counsel